UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

The Western Union Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

THE WESTERN UNION COMPANY

ANNUAL MEETING OF STOCKHOLDERS
May 14, 2020
8:00 a.m. (MDT)

Online via live webcast at:
https://web.lumiagm.com/291373158

Instructions to attend The Western Union Company
Virtual Annual Meeting and vote during the meeting
are available on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 14, 2020.

Notice is hereby given that the Annual Meeting of Stockholders of The Western Union Company (“Annual Meeting’) will be held on May 14, 2020 at 8:00 a.m. (MDT). Due to the public health impact of the coronavirus (COVID-19) outbreak and to support the health and well-being of our stockholders, this year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted online via live webcast. You will not be able to attend the Annual Meeting physically.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at  www.proxydocs.com/wu

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 30, 2020 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

COMPANY PROPOSALS.
The Board of Directors recommends that you vote FOR proposals 1, 2 and 3:
Election of Directors:
1a	Martin I. Cole	1f	Michael A. Miles, Jr.
1b	Hikmet Ersek	1g	Timothy P. Murphy
1c	Richard A. Goodman	1h	Jan Siegmund
1d	Betsy D. Holden	1i	Angela A. Sun
1e	Jeffrey A. Joerres	1j	Solomon D. Trujillo

Other Matters:
2.	Advisory Vote to Approve Executive Compensation
3.	Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2020

STOCKHOLDER PROPOSAL.

The Board of Directors recommends that you vote AGAINST the following stockholder proposal:
4.	Stockholder Proposal Regarding Political Contributions Disclosure

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

 www.proxypush.com/wu

●Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (EDT) on May 13, 2020.
●Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Scan the QR code to the right for mobile voting.

Your Internet vote authorizes named proxies, Hikmet Ersek and Caroline Tsai, to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.investorelections.com/wu . Follow the instructions to log in, and order copies.
Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.
Email – Send us an email at paper@investorelections.com with “wu Materials Request” in the subject line. The email must include:
●	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
●	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
●	If you choose email delivery you must include the email address.
●	If you would like this election to apply to delivery of materials for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number or Tax ID number in the email.

Attending the Virtual Annual Meeting

Due to the public health impact of the coronavirus (COVID-19) outbreak and to support the health and well-being of our stockholders, this year’s Annual Meeting will be held online via live webcast on May 14, 2020 at 8:00 a.m. Mountain Time. To participate in the online meeting please visit: https://web.lumiagm.com/291373158.

●	To attend the meeting and submit questions in writing during the online Annual Meeting, you will need the 11-digit control number located in the upper right corner of your proxy card or notice.
●	The meeting code is: westernunion2020
●	You may vote during the meeting by clicking the voting link provided on the webcast.

The Annual Meeting webcast will begin promptly at 8:00 a.m. Mountain Time, on May 14, 2020. Online access will begin at 7:30 a.m., Mountain Time, and we encourage you to access the meeting prior to the start time. Should you have any difficulties accessing the virtual meeting or during the meeting time, please call: 1-800-468-9716.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 14, 2020.

THE WESTERN UNION COMPANY

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 16, 2020
Date: May 14, 2020	Time: 8:00 AM MDT
Location:	This year's Annual Meeting will be held online via live webcast at https://web.lumiagm.com/291373158. Meeting Code: westernunion2020

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
Combined Document

How to View Online:
Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2020 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote During the Webcast: If you choose to vote these shares during the webcast, you must request a "legal proxy" to vote and an "access code" for the webcast will be provided to you. To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Once you obtain your access code and legal proxy, sign in to the webcast online at https://web.lumiagm.com/291373158, meeting code: westernunion2020, have your access code available, and send a copy of your legal proxy to EQSS-ProxyTabulation@equiniti.com to vote your shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow➔ XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR
the following proposals:

1.	Election of Directors

Nominees:

	1a.	Martin I. Cole

	1b.	Hikmet Ersek

	1c.	Richard A. Goodman

	1d.	Betsy D. Holden

	1e.	Jeffrey A. Joerres

	1f.	Michael A. Miles, Jr.

	1g.	Timothy P. Murphy

	1h.	Jan Siegmund

	1i.	Angela A. Sun

	1j.	Solomon D. Trujillo

2.	Advisory Vote to Approve Executive Compensation

3.	Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2020

The Board of Directors recommends you vote AGAINST the following proposal:

4.	Stockholder Proposal Regarding Political Contributions Disclosure

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions